ASSET PURCHASE AND SALE AGREEMENT


         AGREEMENT made this 9th day of January, 1998, by and among IntegraMed America, Inc., a Delaware corporation, having its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("INMD"), Fertility Centers of Illinois, S.C., an Illinois medical corporation, with its principal place of business at 3000 N. Halsted Street, Chicago, Illinois 60657 ("FCI"), Advocate Medical Group, S.C., an Illinois medical corporation, with its principal place of business at 1775 Dempster, 4 South, Park Ridge, Illinois 60068-1174 ( "AMG"), and Advocate MSO, Inc., an Illinois corporation, with its principal place of business at 2025 Windsor Drive, Oak Brook, Illinois 60523 ("MSO"). (INMD and FCI are sometimes collectively referred to herein as "Buyers" and AMG and MSO are sometimes collectively referred to as "Sellers." INMD, FCI, AMG and MSO are sometimes collectively referred to as "Parties" and individually as a "Party.")

                                    RECITALS

          INMD is engaged in the business of owning certain assets and providing management and administrative services ("Management Services") to medical practices specializing in the treatment of human infertility, encompassing the provision of in vitro fertilization and other assisted reproductive services ("Infertility Services");

         FCI is engaged in providing Infertility Services and has entered into an agreement with INMD pursuant to which INMD provides Management Services to FCI;

         AMG is a multi-specialty medical group engaged in, among other things, providing Infertility Services through the services of Laurence A. Jacobs, M.D. and John J. Rapisarda, M.D. ("Physicians")who have entered into employment agreements with AMG containing covenants, including covenants not to compete. The Infertility Services rendered by AMG through the Physicians are referred to herein as the "Practice";

         MSO is engaged in providing Management Services to AMG, including the Practice;

         Physicians desire to be employed by FCI, terminate their employment with AMG and engage in the practice of medicine within 5 miles of their primary site(s), as defined in their employment agreements with AMG. Effective with the consummation of this Agreement, AMG will permit Physicians to terminate their employment with AMG and affiliate with FCI in exchange for the consideration set forth herein;

          AMG desires to sell and FCI desires to purchase certain intangible assets associated with the Practice, and MSO desires to sell and INMD desires to purchase certain tangible assets from MSO utilized in conjunction with the Practice.


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          Now therefore,  in  consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                               PURCHASE OF ASSETS

         1.01     Assets of Practice

                  (a) Subject to the terms and conditions set forth in this Agreement and based upon the representations, warranties and covenants made herein, at the Closing (as herein defined), MSO shall sell, assign, convey and transfer to INMD and INMD shall acquire from MSO the tangible assets and property of the Practice, free and clear of all liens and encumbrances, as set forth in Exhibit 1.01(a) ("Tangible Practice Assets").

                  (b) Subject to the terms and conditions set forth in this Agreement and based upon the representations, warranties and covenants made herein, at the Closing (as herein defined), AMG shall sell, assign, convey and transfer to FCI and FCI shall acquire from AMG the intangible assets and property of the Practice, free and clear of all liens and encumbrances, as set forth in Exhibit 1.01(b) ("Intangible Practice Assets"). (The terms Tangible Practice Assets and Intangible Practice Assets are sometimes hereinafter referred to as Practice Assets.)

         1.02     Excluded Assets

                  The term Tangible Practice Assets does not include, and MSO reserves and does not sell or transfer to INMD any right, title to or interest in, the assets listed in Exhibit 1.02 ( collectively, "Excluded Assets"), all of which shall be removed from the Buffalo Grove, Illinois office of the Practice on or before the Closing Date.


                                   ARTICLE II

                                 PURCHASE PRICE

         2.01     Purchase Price.

                  (a) Upon and subject to the terms and conditions set forth herein and in consideration for the sale of the Tangible Practice Assets, INMD shall pay MSO on the Closing Date the net book value, determined in accordance with GAAP, of such Tangible Practice Assets identified on Exhibit 1.01(a)(the "Tangible Assets Price").

                  (b) Upon and subject to the terms and conditions set forth herein and in consideration for the sale of the Intangible Practice Assets, FCI shall pay AMG on the Closing Date $325,000 for the Intangible Practice Assets (the "Intangible Assets Price").

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         2.02     Manner of Payment

                   INMD and FCI shall pay the Tangible and Intangible Assets Prices on the Closing Date in certified funds.

         2.03     Closing Statement.

                  MSO shall deliver to INMD unaudited statements dated not more than three (3) days prior to Closing Date ( the "Closing Statement"), which shall set forth the dollar value as of the date of the Closing Statement of the Tangible Practice Assets provided for in paragraph 2 of Exhibit 1.01(a).

         2.04     Assumption of Liabilities

                  Subject to the conditions herein set forth, from and after the Closing Date, INMD shall assume and shall pay, perform and discharge only those liabilities set forth in Exhibit 2.04(collectively referred to as "Assumed Liabilities"). INMD and FCI shall not assume, acquire or otherwise become responsible or liable for any liabilities other than those specifically set forth herein and enumerated in Exhibit 2.04.


                                   ARTICLE III

                                     CLOSING

         The closing ( the "Closing") of the transactions contemplated by this Agreement shall be held at 3:00 p.m. on January 9, 1998 ("Closing Date") at the offices of Advocate Medical Group c/o Lutheran General Hospital, 1775 Dempster, 4-South, Park Ridge , Illinois 60068-1174 or such other date or at such other time or location as to which the Parties may agree to in writing. The effective time of the Closing shall be 12:00 midnight on the Closing Date.


                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF AMG

         AMG represents and warrants to FCI, for the purpose of inducing FCI to enter into and consummate this Agreement, that:



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         4.01     Organization and Power

                  (a) AMG is a duly formed and validly existing Illinois medical corporation.

                  (b) AMG has full right, power and authority to enter into this Agreement and to consummate the transactions herein contemplated and that all action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AMG has been taken or will be taken prior to the Closing Date.

                  (c)  This   Agreement   constitutes   the  valid  and  binding
obligation of AMG fully enforceable against AMG in accordance with its terms.

         4.02     Authority; No Conflicting Instruments

                  (a) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not, and with notice or the lapse of time or both would not, except for contracts, liens or encumbrances disclosed in Exhibits 1.01 (a) and 2.04, (i) result in the breach of any of the terms or conditions of, or constitute any default under, the Articles of Incorporation or By-Laws of AMG or under any mortgage, bond, indenture, agreement, lease or other instrument or obligation to which AMG is a party or by which any of its properties or assets may be bound, except for any such breach which does not materially adversely affect AMG or its business; (ii) violate any law or regulation relating to AMG; and (iii) violate any judgment, award, order, writ, injunction or decree relating to AMG.

                  (b) No consent, approval or authorization of, or declaration or filing with any federal, state, local or foreign governmental or regulatory authority, or any other third party, is required in connection with the execution and delivery of this Agreement by AMG or the performance by AMG of the transactions contemplated by this Agreement.

         4.03     Intangible Practice  Assets

                  AMG has employment agreements with Physicians ("Employment Agreements") pursuant to which Physicians are restricted during the initial term of the Employment Agreements and any succeeding term, and for a period of twenty-four (24) months following the expiration or termination of the Employment Agreements for any reason, from engaging in the practice of medicine within five (5) miles of the primary site(s) to which Physicians were assigned by AMG without the prior written consent of AMG. In consideration of the Intangible Assets Price, AMG will not enforce its rights to enforce the covenant not to compete provision in the Physicians' respective Employment Agreements. Attached hereto as Exhibit 4.03 are copies of the Employment Agreements.




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         4.04     Insurance

                  AMG is insured under a medical malpractice policy and AMG will remain responsible for any malpractice claim which relates to activities of the Practice prior to the Closing Date, whenever they may arise.

         4.05     Litigation

         (a) To the best of AMG's knowledge and belief, there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, threatened against, involving or affecting AMG which would affect the ability of AMG to consummate the transactions contemplated by this Agreement. AMG has no notice or knowledge of any outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting the Intangible Practice Assets. INMD and FCI shall have no liability or obligation with respect to any matter which arose out of AMG's operation of the Practice prior to the Closing Date.

                  (b) To the best of AMG's knowledge and belief, AMG has received no notice of any violation of applicable law, order, regulation or requirement that would adversely affect the Practice or the Intangible Practice Assets. To the best of AMG's knowledge, the Practice located at 135 North Arlington Heights Road, Suite 195, Buffalo Grove, Illinois 60089 is not in violation of any OSHA regulation.


                                    ARTICLE V

                      REPRESENTATIONS AND WARRANTIES OF MSO


         MSO represents and warrants to INMD, for the purpose of inducing INMD to enter into and consummate this Agreement, that:

         5.01     Organization and Power

                  (a) MSO is a duly formed and validly existing Illinois corporation.

                  (b) MSO has full right, power and authority to enter into this Agreement and to consummate the transactions herein contemplated and all action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by MSO has been taken or will be taken prior to the Closing Date.

                  (c)  This   Agreement   constitutes   the  valid  and  binding
obligation of MSO fully enforceable against MSO in accordance with its terms.


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         5.02     Authority; No Conflicting Instruments

                  (a) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not, and with notice or the lapse of time or both would not, except for contracts, liens or encumbrances disclosed in Exhibits 1.01 (a) and 2.04, (i) result in the breach of any of the terms or conditions of, or constitute any default under, the Articles of Incorporation or By-Laws of MSO or under any mortgage, bond, indenture, agreement, lease or other instrument or obligation to which MSO is a party or by which any of its properties or assets may be bound, except for any such breach which does not materially adversely affect MSO or its business; (ii) violate any law or regulation relating to MSO; and (iii) violate any judgment, award, order, writ, injunction or decree relating to MSO.

                  (b) No consent, approval or authorization of, or declaration or filing with any federal, state, local or foreign governmental or regulatory authority, or any other third party, is required in connection with the execution and delivery of this Agreement by MSO or the performance by MSO of the transactions contemplated by this Agreement.

         5.03     Tangible Practice Assets

         MSO has good and marketable title to the Tangible Practice Assets which are owned exclusively by MSO, free and clear of all liens, mortgages and encumbrances of any kind or nature, except as set forth on Exhibit 1.01(a).

         5.04     Financial Statements

                  With respect to the Practice whose financial results are reflected as a cost center, attached hereto as Exhibit 4.04 are the Income Statements for the year ended December 31, 1996 and the 11-month period ended November 30, 1997 (collectively, the "Financial Statements"). MSO represents that this is the information its management team utilizes to manage the Practice. Notwithstanding Section 5.06(b) to the contrary, MSO makes no representation with respect to this cost center information.

         5.05     Litigation

                  (a) To the best of MSO's knowledge and belief, there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, threatened against, MSO which would affect MSO's ability to consummate the transactions contemplated by this Agreement. MSO has no notice or knowledge of any outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting the Practice or the Tangible Practice Assets. INMD and FCI shall have no liability or obligation with respect to any matter which arose out of MSO's operation of the Practice prior to the Closing Date.

                  (b) To the best of MSO's knowledge and belief, MSO has received no notice of any violation of applicable law, order, regulation or requirement related to the Practice or the Tangible Practice Assets. To the best of MSO's knowledge, the Practice located at 135 North Arlington Heights Road, Suite 195, Buffalo Grove, Illinois 60089 is not in violation of any OSHA regulation.

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


         5.06     Contracts and Agreements

                  (a) With respect to the Practice, Exhibit 5.06(a) is a list as of the date hereof of all the material contracts or agreements which will be assigned to INMD and/or FCI, all of which are valid and existing, in full force and effect, and binding upon the parties thereto in accordance with their terms. Each Seller has paid in full or accrued all amounts due thereunder which are currently due and as separately identified on Exhibit 5.06(a). Except as otherwise disclosed, no approval or consent of any person or entity is needed in order that the contracts and other agreements as listed continue in full force and effect with respect to INMD and FCI from and after the Closing Date.

                  (b) All Exhibits, by or on behalf of AMG or MSO, in connection with this Agreement and the transactions as contemplated hereby, are true and complete. There is no fact which either AMG or MSO has not disclosed to either FCI or INMD which adversely affects, or insofar as either AMG or MSO can foresee, will adversely affect the Tangible or Intangible Practice Assets or the ability of either AMG or MSO to perform their respective obligations under this Agreement or any other agreement entered into in connection with this transaction.

         5.07     Insurance

                  MSO has maintained at all relevant times, with responsible and financially solvent insurance companies, adequate insurance covering risks of such types and in such amounts as are customary for other corporations of similar size engaged in MSO's business.

         5.08     Personnel

                  Exhibit 5.08 lists each current employee of MSO and AMG, both full-time and part-time, who will be terminated by AMG or MSO, as appropriate, and hired by FCI or INMD, as appropriate, on the Closing Date.


                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

         INMD and FCI, for the purpose of inducing Sellers to enter into and consummate this Agreement, hereby represent and warrant to Sellers that:


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         6.01     Organization, Power and Authority

                  (a) INMD is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority, corporate and otherwise, to carry on its business as now conducted and to own or lease and to operate its properties and assets now owned or leased and operated by it, to conduct the business of INMD and to consummate the transactions contemplated hereby. FCI is an Illinois medical corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has full power and authority, corporate and otherwise, to carry on its business as now conducted and to own or lease and to operate its properties and assets now owned or leased and operated by it, to conduct the business of FCI and to consummate the transactions contemplated hereby.

                  (b) The execution, delivery and performance of this Agreement by Buyers has been duly authorized by all requisite corporate action, and no further action or approval is required in order to constitute this Agreement as a valid, binding and enforceable obligation of each Buyer, and this Agreement constitutes the valid and binding obligation of each Buyer, enforceable against each Buyer in accordance with its terms.

                  (c) The execution and delivery of this Agreement and the consummation of the transactions as herein contemplated will not violate any provisions of any applicable law or of the Certificate of Incorporation or By-Laws of each Buyer, or any order, judgment or decree of any court or other agency of government binding on each Buyer, or conflict with, result in a breach of or constitute ( with due notice or lapse of time or both) a default under any contractual obligation of each Buyer, result in or require the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of each Buyer's properties or assets , require any approval of or any consent of any person under any contractual obligation of each Buyer or conflict with or result in any breach or default under any of the terms, conditions or provisions of any indenture, mortgage, deed of trust or other instrument to which each Buyer is a party or by which it or its properties may be bound or affected.


                                   ARTICLE VII

                                 INDEMNIFICATION


         7.01     Survival of Representations and Warranties

                  The representations and warranties contained in this Agreement and in any instrument or certificate delivered pursuant to, or provided for in this Agreement ("Representations and Warranties"), shall survive the consummation of the transactions contemplated by this Agreement for a period of one (1) year after the Closing Date; provided, however, that the expiration of


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the applicable  period would not preclude either Party from  indemnification  by the other relating to any third-party Claim ( as defined herein) occurring within three (3) years of the Closing Date. Each party to this Agreement shall be deemed to have relied upon each and every representation and warranty of the other Party, regardless of any investigation made at any time by the Party relying on such representation and warranty.

         7.02     Indemnification

                  (a) After the Closing Date, AMG shall indemnify FCI against, and defend and hold FCI harmless from, all demands, claims, actions or causes of action, assessments, losses, damages, deficiencies, liabilities, costs and expenses ( including interest, penalties and reasonable attorneys' fees and disbursements) (excluding indirect, punitive and consequential damages) (hereinafter collectively called "Claim") arising out of or in connection with
(i) any breach of the Representations and Warranties, covenants or agreements of AMG contained in this Agreement or any agreement or instrument delivered by AMG pursuant to this Agreement; and (ii) its intentional or negligent conduct arising from the operations of the Practice prior to the Closing Date except as expressly assumed by FCI pursuant hereto. Upon the assertion of any Claim against FCI that may give rise to a liability of AMG hereunder, FCI shall notify AMG of the existence of such Claim (which notice shall include a description thereof) and FCI shall give AMG reasonable opportunity to defend and/or settle such Claim at AMG's own expense and with counsel of its own selection, which counsel shall be reasonably satisfactory to FCI; provided, however, that in the case of any Claim, FCI shall have the right to participate in any administrative or judicial proceedings with respect to such Claim, at its expense and with counsel of its choice. If AMG shall, after fifteen (15)- days notice thereof by FCI, fail to take adequate action to defend any Claim, FCI shall have the right to undertake the defense, compromise or settlement of such Claim on behalf of, for the account of, and at the risk of AMG. If the Claim is one that cannot by its nature be solely defended by FCI, then AMG shall, at its expense, make available all information and assistance as may reasonably be requested by FCI.

                  (b) After the Closing Date, MSO shall indemnify INMD against, and defend and hold INMD harmless from any Claim arising out of or in connection with (i) any breach of the Representations and Warranties, covenants or agreements of MSO contained in this Agreement or any agreement or instrument delivered by MSO pursuant to this Agreement; and (ii) its intentional or negligent conduct arising from the operations of the Practice prior to the Closing Date except as expressly assumed by INMD pursuant hereto. Upon the assertion of any Claim against INMD that may give rise to a liability of MSO hereunder, INMD shall notify MSO of the existence of such Claim (which notice shall include a description thereof) and FCI shall give MSO reasonable opportunity to defend and/or settle such Claim at MSO's own expense and with counsel of its own selection, which counsel shall be reasonably satisfactory to INMD; provided, however, that in the case of any Claim, INMD shall have the right to participate in any administrative or judicial proceedings with respect to such Claim, at its expense and with counsel of its choice. If MSO shall, after fifteen (15)- days notice thereof by INMD, fail to take adequate action to defend any Claim, INMD shall have the right to undertake the defense, compromise


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or settlement of such Claim  onbehalf of, for the account of, and at the risk of
MSO. If the Claim is one that cannot by its nature be solely defended by INMD, then MSO shall, at its expense, make available all information and assistance as may reasonably be requested by
INMD.

         (c) After the Closing Date, FCI shall indemnify AMG against, and defend and hold AMG harmless from any Claim arising out of or in connection with (i) any breach of the Representations and Warranties, any covenant or agreement of FCI contained in this Agreement or any agreement or instrument delivered by FCI pursuant to this Agreement; and (ii) its intentional or negligent conduct arising from the operations of the Practice after the Closing Date. Upon the assertion of any Claim that may give rise to a liability of FCI hereunder, AMG shall notify FCI of the existence of such claim (which notice shall include a description thereof) and AMG shall give FCI reasonable opportunity to defend and/or settle such Claim at FCI's own expense and with counsel of its own selection, which counsel shall be satisfactory to AMG; provided, however, that in the case of any Claim, AMG shall have the right to participate in any administrative or judicial proceedings with respect to such Claim, at its expense and with counsel of its choice. If FCI shall, after fifteen (15) days-notice thereof by AMG, fail to defend any Claim, AMG shall have the right to undertake the defense, compromise or settlement of such Claim on behalf of, for the account of, and at the risk of FCI. If the Claim is one that can not by its nature be solely defended by AMG, then FCI shall, at its sole expense, make available all information and assistance as may be requested by AMG.

         (d) After the Closing Date, INMD shall indemnify MSO against, and defend and hold MSO harmless from any Claim arising out of or in connection with
(i) any breach of the Representations and Warranties, any covenant or agreement of INMD contained in this Agreement or any agreement or instrument delivered by INMD pursuant to this Agreement; and (ii) its intentional or negligent conduct arising from the operations of the Practice after the Closing Date. Upon the assertion of any Claim that may give rise to a liability of INMD hereunder, MSO shall notify INMD of the existence of such claim (which notice shall include a description thereof) and MSO shall give INMD reasonable opportunity to defend and/or settle such Claim at INMD's own expense and with counsel of its own selection, which counsel shall be satisfactory to MSO; provided, however, that in the case of any Claim, MSO shall have the right to participate in any administrative or judicial proceedings with respect to such Claim, at its expense and with counsel of its choice. If INMD shall, after fifteen (15) days-notice thereof by MSO, fail to defend any Claim, MSO shall have the right to undertake the defense, compromise or settlement of such Claim on behalf of, for the account of, and at the risk of INMD. If the Claim is one that can not by its nature be solely defended by MSO, then INMD shall, at its sole expense, make available all information and assistance as may be requested by MSO.

         (e) The respective rights of the parties to be indemnified by the other shall not in any way be limited by the existence or non-existence of insurance coverage.





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                                  ARTICLE VIII

                                CERTAIN COVENANTS

         8.01     Conduct Prior to Closing Date

                  During the period from the date of this Agreement through the Closing Date, AMG and MSO agree to conduct the Practice in as prudent a manner as possible. In connection therewith, AMG and MSO shall use their best efforts to (i) preserve, protect and maintain the Tangible Practice Assets (ii) use its efforts to keep available the services of the Physicians and agents and to preserve the goodwill of patients and others having business relationships with the Practice; (iii) not sell, lease, or otherwise dispose of any of the Tangible Practice Assets, except in the ordinary course of business, without INMD's and/or FCI's written consent.

         8.02     Conduct After Closing Date

                  (a) Sellers assume any and all liabilities for taxes and deficiencies incurred by the Practice prior to the Closing Date. Buyers assume any and all liabilities for taxes and deficiencies incurred by the Practice located at 135 North Arlington Heights Road, Suite 195, Buffalo, Grove Illinois 60089 after the Closing Date.

                  (b) AMG patient records and charts ("Patient Records") relative to the Practice will be maintained at the Buffalo Grove, Illinois office for 90 days following the Closing Date and FCI and INMD agree to maintain the Patient Records in a secure manner and protect the privacy of such records. After the expiration of the 90-day period, AMG will remove the Patient Records at its sole costs and expense. After removal of the Patient Records by AMG, FCI will be given access to the original Patient Records on an as-needed-basis, upon reasonable notice to AMG.

            [See attached page 11A for continuation of Section 8.02]

                                   ARTICLE IX

                            CONDITION TO OBLIGATIONS

         9.01 Conditions to Sellers' Obligations The obligations of Sellers under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by a Seller by proceeding with the Closing:

                  (a) The Representations and Warranties of Buyers set forth in this Agreement shall be true on and as of the Closing Date with the same effect as though made on such date. Buyers shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by Buyers prior to or on the Closing Date and Buyers shall have delivered to Sellers a certificate, dated as of the Closing Date, to all such effects;

                     Section 8.2 Conduct After Closing Date



         (c) FCI will arrange, at its cost, for the medical records relative to the Practice at the Buffalo Grove, Illinois office to be photocopied within 90 days following the Closing Date and will serve as custodian of such records during the 90-day period. FCI may use for its benefit copies of such medical records upon receiving a valid signed patient authorization to use the same.

         (d) AMG will arrange, at FCI's cost, for medical records located at the Practice at Parkside or at other AMG sites before or after the initial 90-day period to be photocopied and sent to FCI upon receipt of a valid signed patient authorization.

         (e) INMD and FCI agree that all patients and others who inquire about Doug Rabin, M.D. by telephone shall be informed that he is practicing medicine in Park Ridge, Illinois and provided the telephone number of 847.723.8217. In addition, INMD and FCI shall refer all telephone calls, correspondence, reimbursements and all other matters concerning AMG to its corporate offices which are currently located at 1775 Dempster, Park Ridge, Illinois 60068 and, when appropriate, telephone number 847.723.8655.

         (f) AMG and MSO agree that all patients and others who inquire about Laurence A. Jacobs, M.D. and John J. Rapisarda, M.D. by telephone shall be informed that they are practicing medicine in Buffalo Grove, Illinois and provided the telephone number of 847.215.8899. In addition, AMG and MSO shall refer all telephone calls, correspondence, reimbursements and other matters concerning Laurence A. Jacobs, M.D. and John J. Rapisarda, M.D. to their offices at 135 North Arlington Heights Road, Suite 195, Buffalo Grove, Illinois 60089 and, when appropriate, telephone number 847.723.8655.






                      [THIS AREA INTENTIONALLY LEFT BLANK]







                                       11A

                  (b) No suit, action or other proceeding shall be pending before any court or other government agency in which it is sought to restrain or prohibit performance of this Agreement or the consummation of the transactions contemplated herein or in connection herewith to subject either Seller to liability on the ground that it has breached any law or duty or otherwise acted improperly, nor shall any such suit, action, or proceeding be threatened;

                  (c) Buyers shall have delivered in form satisfactory to Sellers and which is consistent with this Agreement the documents identified below:

                  1. The consideration required pursuant to Section 2.01 hereof.

                  2. An agreement of INMD assuming the liabilities, including without limitation office and equipment leases, of MSO set forth on Exhibit 2.04 and taking assets subject to liens and encumbrances set forth on Exhibit 1.01(a).

         9.02 Conditions to Buyers' Obligation The obligations of Buyers under this Agreement are subject to the satisfaction on or before the Closing Date of the following conditions, any of which may be waived by Buyers by proceeding with the Closing:

                  (a) The Representations and Warranties of Sellers set forth in this Agreement shall be true on and as of the Closing Date with the same effect as though made on such date. Sellers shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by Sellers prior to or on the Closing Date and Sellers shall have delivered to Buyers, a certificate, dated as the Closing Date, to all such effects.

                  (b) No suit, action or other proceeding shall be pending before any court or other government agency in which it is sought to restrain or prohibit performance of this Agreement or the consummation of the transactions contemplated herein or in connection herewith to subject either Buyer to liability on the ground that it has breached any law or duty or otherwise acted improperly, nor shall any such suit, action or proceeding be threatened;

                  (c)  Sellers   shall  have   delivered   in  form   reasonably
satisfactory to Buyers and consistent with this Agreement the documents identified below:

                  1. A Certificate of Good Standing of each Seller, dated not earlier than thirty (30) days prior to the Closing Date, from the Secretary of State of Illinois.

                  2. An assignment to INMD transferring to INMD all of the right, title and interest of MSO and/or AMG in and to all telephone numbers utilized by MSO and/or AMG in the operation of the Practice at Buffalo Grove, Illinois.

                  3. An assignment of all office and equipment leases listed on Exhibits 5.06(a). INMD will provide to MSO an amount equal to any security deposit held by the Lessor under such lease(s).

                  4. Such bills of sale and instruments of title as requested by Buyers as shall convey to Buyers, respectively, the Tangible and Intangible Practice Assets , free and clear of all liens.

                  5. An assignment to INMD and/or FCI of all executory agreements of AMG and/or MSO set forth on or referred to in Exhibit 5.06(a) including separate assignments of each agreement listed in Paragraph 5 of Exhibits 1.01.

                  6. Good standing certificates for AMG and MSO dated not more than 15 days prior to the Closing Date.

                                    ARTICLE X

                                  MISCELLANEOUS

                  10.01 Sellers represent and warrant to Buyers that Sellers have not dealt with or retained any broker or finder or agreed to pay any commission or fee to any broker or finder for or on account of this Agreement or the transactions contemplated hereby. Buyers represent and warrant to Sellers that they have not dealt with or retained any broker or finder for or on account of this Agreement or the transactions contemplated hereby. Each party agrees to indemnify the other against any loss, cost or expense, including attorneys' fees, as a result of any claim for a fee or commission asserted by any broker or finder with respect to this Agreement or the consummation thereof whose claim arises through dealings with such broker or finder by the indemnifying party.

                  10.02 If at any time after the Closing Date any further assignment, transfers or assurances in law are reasonably necessary or desirable to carry out the provisions of this Agreement, the Parties to this Agreement shall execute and deliver any and all assignments, transfers, and assurances in law, and do all things, reasonably necessary or proper to such end and otherwise to carry out the provisions and intent of this Agreement.

                  10.03 Any notice or other communication required by, or which may be given pursuant to this Agreement shall be in writing and mailed, certified mail, postage prepaid, return receipt requested, or overnight delivery service, such as Fedex or Airborne Express, prepaid, and shall be deemed given when received. Any such notice or communication shall be sent to the address set forth below:

         If to INMD:
                  Gerardo Canet, President
                  IntegraMed  America, Inc.
                  One Manhattanville Road
                  Purchase, New York 10577-2100


         With a copy to:

                  Claude E. White, General Counsel
                  IntegraMed America, Inc.
                  One Manhattanville Road
                  Purchase, New York 10577-2100

         And if to FCI:

                  Aaron S. Lifchez, M.D., President
                  Fertility Centers of Illinois, S.C.
                  3000 North Halsted Street, Suite 509
                  Chicago, Illinois 60657

         If to AMG:

                  Gerald M. Eisenberg, M.D., President
                  Advocate Medical Group, S.C.
                  1775 Dempster Street, 4-South
                  Park Ridge, Illinois 60068

         With a copy to:

                  Stephen M. Fatum, Esq., General Counsel
                  Advocate Medical Group, S.C.
                  1775 Dempster Street, 4-South
                  Park Ridge, Illinois 60068

         If to MSO:

                  Chief Executive
                  Advocate MSO, Inc.
                  2025 Windsor Drive
                  Oak Brook, Illinois 60523

         With a copy to:

                  Michael Holzhueter, Esq., General Counsel
                  Advocate MSO, Inc.
                  2025 Windsor Drive
                  Oak Brook, Illinois 60523

                  Any Party may change the persons and addressees to which notices or other communications are to be sent to it by giving written notice of any such change to the other Party hereto.

                  10.04 The headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

                  10.05 All Exhibits referred to in this Agreement are deemed annexed hereto and made a part of this Agreement.

                  10.06 This Agreement, together with the Exhibits:

                        (a) Constitutes the entire agreement among the parties to it with respect to the purchase and sale of the Tangible and Intangible Practice Assets and supersedes all prior agreements and understandings;

                        (b) May not be modified or discharged, nor may any of its terms be waived, except by an instrument in writing, signed by the Party or Parties to be charged; and

                        (c) Shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing expressed or mentioned in this Agreement is intended, or will be construed, to give any person, firm corporation or other entity, other than the Parties to this Agreement and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any of its provisions.

                  10.07 This Agreement may not be assigned by any Party hereto without the prior written consent of the other Party. No assignment or delegation of any rights or obligations hereunder shall release the assignor from any of its liabilities hereunder.

                  10.08 The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same. No waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

                  10.09 This Agreement may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  10.10 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, irrespective of the principal place of business of the Parties hereto. Any and all claims, disputes, or controversies arising under, out of, or in connection with this Agreement or any breach thereof shall be brought in the Courts of the State of Illinois or the United States District Court for the Northern District of Illinois, to whose jurisdiction for such purposes the Parties irrevocably consent and submit.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement the date first above written by their respective duly authorized officers.


INTEGRAMED AMERICA, INC.


By:/s/Dwight Ryan
   ------------------------------
   Dwight P. Ryan, Vice President


FERTILITY CENTERS OF ILLINOIS, S.C.


By:/s/Aaron Lifchez
   ------------------------------
   Aaron Lifchez, M.D., President


ADVOCATE MEDICAL GROUP, S.C.


By:/s/Gerald Eisenberg
   ------------------------------------
   Gerald M. Eisenberg, M.D., President


ADVOCATE MSO, INC.

By:
                                     - 16 -

                                    EXHIBITS




1.01(a)                    Tangible Practice Assets

1.01(b)                    Intangible Practice Assets

1.02                       Excluded Assets

2.04                       Assumed Liabilities

4.03                       Physician Employment Agreements

5.04                       AMG Financial Statements

5.06(a)                    Contracts

5.08                       Personnel

9.02(c)6                   Good Standing Certificates for AMG and MSO



                                       17